                             CONFIDENTIAL TREATMENT

                                  Exhibit 10.34
                               Umbrella Agreement

                                                          CONFIDENTIAL TREATMENT


                               UMBRELLA AGREEMENT
                                     BETWEEN
                       ISLAND PACIFIC SYSTEMS CORPORATION
                                       AND
                                TOYS `R' US, INC.

                  The intent of this agreement is to set forth certain items that have been agreed to in connection with the "License Agreement for Software Products" including the Attachments A and exhibits thereto, the "Services Agreement", and the "Modification Agreement", each being executed by the parties on the date of this Agreement.

                  Island Pacific Systems Corporation is hereafter called "Island Pacific" and Toys "R" Us, Inc. is hereafter called "Customer". Island Pacific agrees to provide and Customer agrees to license the software products as define in the "License Agreement for Software Products", subject to the following conditions:

         SCHEDULE FOR ENHANCEMENTS: Island Pacific will use its best efforts to meet the following schedule for the initial enhancements (as described in Appendix A hereto) to the Software Products being licensed to Customer, as provided in the Modification Agreement:

SCHEDULE:
------------------------------------- ---------------------------------- ----------------------------------
                                      DESIGN SPECIFICATIONS COMPLETION   CODE BUILD COMPLETION
------------------------------------- ---------------------------------- ----------------------------------
Phase 1                               [***]                              [***]
------------------------------------- ---------------------------------- ----------------------------------
Phase 2                               [***]                              [***]
------------------------------------- ---------------------------------- ----------------------------------
Anytime modifications                 No later than [***]                [***]
------------------------------------- ---------------------------------- ----------------------------------
Later Modifications                   To be Determined                   To be Determined
------------------------------------- ---------------------------------- ----------------------------------

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth below:

         Date:_____________________

                 TOYS "R" US, INC.


                  BY:  ________________________________________
                       BRUNO ROQUEPLO, SENIOR VICE PRESIDENT OF
                       FINANCE AND ADMINISTRATION (CFO)


                  ISLAND PACIFIC SYSTEMS CORPORATION


                  BY:  ________________________________________
                       TODD HAMMETT, CHIEF FINANCIAL OFFICER

[***] = Confidential Treatment Requested

                                                          CONFIDENTIAL TREATMENT


                                   APPENDIX A

     General Description of components that make up the Initial Enhancements
         (Phase 1, 2, Anytime) to the Island Pacific Software Products